For period ending February 28, 2010			                Exhibit 77O
File number 811-6292

FORM 10f-3
Rule 144A Securities

Fund:	 UBS U.S. Allocation Fund
Name of Adviser or Sub-Adviser UBS Global Asset Management (Americas) Inc.
1.	Issuer:   Pinnacle Entertainment 5 5/8% due 08/01/2017
2.	Date of Purchase:  07/27/2009    3.  Date offering commenced: 07/27/2009
4.	Underwriter(s) from whom purchased:  JP Morgan Chase Securities
5.	Affiliated Underwriter managing or participating in syndicate: UBS
        Investment Bank
6.	Aggregate principal amount or number of shares purchased:  $985,970
        Firmwide
7.	Aggregate principal amount or total number of shares of offering:
        $443,686,500
8.	Purchase price per unit or share (net of fees and expenses):  $98.597
9.	Initial public offering price per unit or share:  $98.597
10.	Commission, spread or profit:  2.00%
11.	Have the following conditions been satisfied?                YES     NO

a. The securities are sold in an offering exempt from                 X
   registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.

b. The securities sold to persons reasonably believed to be           X
   qualified institutional buyers (QIBs)

c. The securities are reasonably believed to be eligible for          X
   resale to other to other QIBs.

d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the
   securities were purchased on or before the fourth day              X
   preceding the day on which the offering terminated).

e. The securities were purchased at a price not more than the         X
   price paid by each other purchasers in the offering or any concurrent offering.

f. The underwriting was a firm commitment underwriting.               X

g. The commission, spread, or profit was reasonable and fair          X
   in relation to that being received by others for underwriting similar securities during the same period.

h. The issuer of securities and any predecessor has been in           X
   continuous operation for not less than three years.

i. The amount of such securities purchased by the Fund and            X
   all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed
   25% of the principal amount of the offering.

j. No Affiliated Underwriter benefited directly or indirectly from    X
   the purchase.

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:  /s/Matthew A. Iannucci		Date:	October 20, 2009
Name:  Matthew Iannucci



For period ending February 28, 2010		                 Exhibit 77O

File number 811-6292

FORM 10f-3
Rule 144A Securities

Fund:	 UBS U.S. Allocation Fund
Name of Adviser or Sub-Adviser  UBS Global Asset Management (Americas) Inc.
1.	Issuer:   Ford Motor Credit Co. LLC. 8.7% due 10/1/2014
2.	Date of Purchase:  09/16/2009    3.  Date offering commenced:  09/16/2009
4.	Underwriter(s) from whom purchased:  Bank of America Securities LLC
5.	Affiliated Underwriter managing or participating in syndicate: UBS
        Investment Bank
6.	Aggregate principal amount or number of shares purchased:  $1.976.100
        Firmwide
7.	Aggregate principal amount or total number of shares of offering:
        $988,050,000
8.	Purchase price per unit or share (net of fees and expenses):  $98.805
9.	Initial public offering price per unit or share:  $98.805
10.	Commission, spread or profit:  2.00%
11.	Have the following conditions been satisfied?                YES     NO

a. The securities are sold in an offering exempt from                 X
   registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.

b. The securities sold to persons reasonably believed to be           X
   qualified institutional buyers (QIBs)

c. The securities are reasonably believed to be eligible for          X
   resale to other to other QIBs.

d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the
   securities were purchased on or before the fourth day              X
   preceding the day on which the offering terminated).

e. The securities were purchased at a price not more than the         X
   price paid by each other purchasers in the offering or any concurrent offering.

f. The underwriting was a firm commitment underwriting.               X

g. The commission, spread, or profit was reasonable and fair          X
   in relation to that being received by others for underwriting similar securities during the same period.

h. The issuer of securities and any predecessor has been in           X
   continuous operation for not less than three years.

i. The amount of such securities purchased by the Fund and            X
   all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed
   25% of the principal amount of the offering.

j. No Affiliated Underwriter benefited directly or indirectly from    X
   the purchase.

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:  /s/Shu Yang Tan		Date:	09/29/09
Name: Shu Yang Tan




For period ending February 28, 2010		                 Exhibit 77O

File number 811-6292

FORM 10f-3
Rule 144A Securities

Fund:	 UBS U.S. Allocation Fund
Name of Adviser or Sub-Adviser  UBS Global Asset Management (Americas) Inc.
1.	Issuer:   QVC Inc. 7 1/2% due 10/01/2019
2.	Date of Purchase:  09/22/2009   3.  Date offering commenced: 09/22/2009
4.	Underwriter(s) from whom purchased:  Wachovia Securities Inc.
5.	Affiliated Underwriter managing or participating in syndicate: UBS
        Investment Bank
6.	Aggregate principal amount or number of shares purchased:  $2,948,340
        Firmwide
7.	Aggregate principal amount or total number of shares of offering:
        $982,780,000
8.	Purchase price per unit or share (net of fees and expenses):  $98.278
9.	Initial public offering price per unit or share:  $98.278
10.	Commission, spread or profit:  2.00%
11.	Have the following conditions been satisfied?                YES     NO

a. The securities are sold in an offering exempt from
   registration under Section 4(2) of the Securities Act of 1933,     X
   Rule 144A or Regulation D.

b. The securities sold to persons reasonably believed to be           X
   qualified institutional buyers (QIBs)

c. The securities are reasonably believed to be eligible for          X
   resale to other to other QIBs.

d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the
   securities were purchased on or before the fourth day              X
   preceding the day on which the offering terminated).

e. The securities were purchased at a price not more than the         X
   price paid by each other purchasers in the offering or any concurrent offering.

f. The underwriting was a firm commitment underwriting.               X

g. The commission, spread, or profit was reasonable and fair          X
   in relation to that being received by others for underwriting similar securities during the same period.

h. The issuer of securities and any predecessor has been in           X
   continuous operation for not less than three years.

i. The amount of such securities purchased by the Fund and            X
   all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed
   25% of the principal amount of the offering.

j. No Affiliated Underwriter benefited directly or indirectly from    X
   the purchase.

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:  /s/Shu Yang Tan		Date:	10/20/2009
Name: Shu Yang Tan




For period ending February 28, 2010		                 Exhibit 77O

File number 811-6292

FORM 10f-3
Rule 144A Securities

Fund:	 UBS U.S. Allocation Fund
Name of Adviser or Sub-Adviser  UBS Global Asset Management (Americas) Inc.
1.	Issuer:   Transdigm Inc. 7 3/4% due 7/15/2014
2.	Date of Purchase:  09/30/2009   3.  Date offering commenced: 09/30/2009
4.	Underwriter(s) from whom purchased:  CS First Boston Corp.
5.	Affiliated Underwriter managing or participating in syndicate: UBS
        Investment Bank
6.	Aggregate principal amount or number of shares purchased:  $971,250
        Firmwide
7.	Aggregate principal amount or total number of shares of offering:
        $412,781,250
8.	Purchase price per unit or share (net of fees and expenses):  $97.125
9.	Initial public offering price per unit or share:  $97.125
10.	Commission, spread or profit:  1.75%
11.	Have the following conditions been satisfied?                YES     NO

a. The securities are sold in an offering exempt from                 X
   registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.

b. The securities sold to persons reasonably believed to be           X
   qualified institutional buyers (QIBs)

c. The securities are reasonably believed to be eligible for          X
   resale to other to other QIBs.

d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the
   securities were purchased on or before the fourth day              X
   preceding the day on which the offering terminated).

e. The securities were purchased at a price not more than the         X
   price paid by each other purchasers in the offering or any concurrent offering.

f. The underwriting was a firm commitment underwriting.               X

g. The commission, spread, or profit was reasonable and fair          X
   in relation to that being received by others for underwriting similar securities during the same period.

h. The issuer of securities and any predecessor has been in           X
   continuous operation for not less than three years.

i. The amount of such securities purchased by the Fund and            X
   all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed
   25% of the principal amount of the offering.

j. No Affiliated Underwriter benefited directly or indirectly from    X
   the purchase.

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:  /s/Matthew A. Iannucci		Date:	10/05/2009
Name: Matthew A. Iannucci




For period ending February 28, 2010		                 Exhibit 77O

File number 811-6292

FORM 10f-3
Rule 144A Securities

Fund:	 UBS U.S. Allocation Fund
Name of Adviser or Sub-Adviser  UBS Global Asset Management (Americas) Inc.
1.	Issuer:   Talecris Biotherapeutivs Holdings Corporation
2.	Date of Purchase:  09/30/2009    3.  Date offering commenced: 09/30/2009
4.	Underwriter(s) from whom purchased:  Morgan Stanley & Co.
5.	Affiliated Underwriter managing or participating in syndicate: UBS
        Investment Bank
6.	Aggregate principal amount or number of shares purchased: 1,500,000 shares
7.	Aggregate principal amount or total number of shares of offering:
        50,000,000 shares
8.	Purchase price per unit or share (net of fees and expenses):  $19.00
9.	Initial public offering price per unit or share:  $19.00
10.	Commission, spread or profit:  3.6474%
11.	Have the following conditions been satisfied?                YES     NO

a. The securities are sold in an offering exempt from                 X
   registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.

b. The securities sold to persons reasonably believed to be           X
   qualified institutional buyers (QIBs)

c. The securities are reasonably believed to be eligible for          X
   resale to other to other QIBs.

d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the
   securities were purchased on or before the fourth day              X
   preceding the day on which the offering terminated).

e. The securities were purchased at a price not more than the         X
   price paid by each other purchasers in the offering or any concurrent offering.

f. The underwriting was a firm commitment underwriting.               X

g. The commission, spread, or profit was reasonable and fair          X
   in relation to that being received by others for underwriting similar securities during the same period.

h. The issuer of securities and any predecessor has been in           X
   continuous operation for not less than three years.

i. The amount of such securities purchased by the Fund and            X
   all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed
   25% of the principal amount of the offering.

j. No Affiliated Underwriter benefited directly or indirectly from    X
   the purchase.

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:  /s/Saverio Carjole Jr.		Date:	10/5/2009
Name: Saverio Carjole Jr.




For period ending February 28, 2010		                 Exhibit 77O

File number 811-6292

FORM 10f-3
Rule 144A Securities

Fund:	 UBS U.S. Allocation Fund
Name of Adviser or Sub-Adviser  UBS Global Asset Management (Americas) Inc.
1.	Issuer:   Landrys Restaurant Inc. 11 5/8% due 12/01/2015
2.	Date of Purchase:  11/17/2009    3.  Date offering commenced: 11/17/2009
4.	Underwriter(s) from whom purchased:  Jeffries Group Inc.
5.	Affiliated Underwriter managing or participating in syndicate: UBS
        Investment Bank
6.	Aggregate principal amount or number of shares purchased:  $1,230,338
        Firmwide
7.	Aggregate principal amount or total number of shares of offering:
        $400,105,755
8.	Purchase price per unit or share (net of fees and expenses):  $98.427
9.	Initial public offering price per unit or share:  $98.427
10.	Commission, spread or profit:  1.875%
11.	Have the following conditions been satisfied?                YES     NO

a. The securities are sold in an offering exempt from                 X
   registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.

b. The securities sold to persons reasonably believed to be           X
   qualified institutional buyers (QIBs)

c. The securities are reasonably believed to be eligible for          X
   resale to other to other QIBs.

d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the
   securities were purchased on or before the fourth day              X
   preceding the day on which the offering terminated).

e. The securities were purchased at a price not more than the         X
   price paid by each other purchasers in the offering or any concurrent offering.

f. The underwriting was a firm commitment underwriting.               X

g. The commission, spread, or profit was reasonable and fair          X
   in relation to that being received by others for underwriting similar securities during the same period.

h. The issuer of securities and any predecessor has been in           X
   continuous operation for not less than three years.

i. The amount of such securities purchased by the Fund and            X
   all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed
   25% of the principal amount of the offering.

j. No Affiliated Underwriter benefited directly or indirectly from    X
   the purchase.

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:  /s/Shu Yang Tan		Date:	1/13/2010
Name: Shu Yang Tan




For period ending February 28, 2010		                 Exhibit 77O

File number 811-6292

FORM 10f-3
Rule 144A Securities

Fund:	 UBS U.S. Allocation Fund
Name of Adviser or Sub-Adviser  UBS Global Asset Management (Americas) Inc.
1.	Issuer:   Navistar International Corp. 8 1/4% due 11/01/2021
2.	Date of Purchase:  10/22/2009    3.  Date offering commenced: 10/22/2009
4.	Underwriter(s) from whom purchased:  CS First Boston Corp.
5.	Affiliated Underwriter managing or participating in syndicate: UBS
        Investment Bank
6.	Aggregate principal amount or number of shares purchased:  $2,000,000
        Firmwide
7.	Aggregate principal amount or total number of shares of offering:
        $963,280,000
8.	Purchase price per unit or share (net of fees and expenses):  $96.328
9.	Initial public offering price per unit or share:  $96.328
10.	Commission, spread or profit:  2.00%
11.	Have the following conditions been satisfied?                YES     NO

a. The securities are sold in an offering exempt from                 X
   registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.

b. The securities sold to persons reasonably believed to be           X
   qualified institutional buyers (QIBs)

c. The securities are reasonably believed to be eligible for          X
   resale to other to other QIBs.

d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the
   securities were purchased on or before the fourth day              X
   preceding the day on which the offering terminated).

e. The securities were purchased at a price not more than the         X
   price paid by each other purchasers in the offering or any concurrent offering.

f. The underwriting was a firm commitment underwriting.               X

g. The commission, spread, or profit was reasonable and fair          X
   in relation to that being received by others for underwriting similar securities during the same period.

h. The issuer of securities and any predecessor has been in           X
   continuous operation for not less than three years.

i. The amount of such securities purchased by the Fund and            X
   all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed
   25% of the principal amount of the offering.

j. No Affiliated Underwriter benefited directly or indirectly from    X
   the purchase.

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:  /s/Shu Yang Tan		Date:	1/13/2010
Name: Shu Yang Tan




For period ending February 28, 2010		                 Exhibit 77O

File number 811-6292

FORM 10f-3
Rule 144A Securities

Fund:	 UBS U.S. Allocation Fund
Name of Adviser or Sub-Adviser  UBS Global Asset Management (Americas) Inc.
1.	Issuer:   Sandridge Energy Inc. 8 3/4% due 01/15/2020
2.	Date of Purchase:  12/09/2009    3.  Date offering commenced: 12/09/2009
4.	Underwriter(s) from whom purchased:  Banc of America
5.	Affiliated Underwriter managing or participating in syndicate: UBS
        Investment Bank
6.	Aggregate principal amount or number of shares purchased:  $983,490
        Firmwide
7.	Aggregate principal amount or total number of shares of offering:
        $442,570,500
8.	Purchase price per unit or share (net of fees and expenses):  $98.349
9.	Initial public offering price per unit or share:  $98.349
10.	Commission, spread or profit:  2.00%
11.	Have the following conditions been satisfied?                YES     NO

a. The securities are sold in an offering exempt from                 X
   registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.

b. The securities sold to persons reasonably believed to be           X
   qualified institutional buyers (QIBs)

c. The securities are reasonably believed to be eligible for          X
   resale to other to other QIBs.

d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the
   securities were purchased on or before the fourth day              X
   preceding the day on which the offering terminated).

e. The securities were purchased at a price not more than the         X
   price paid by each other purchasers in the offering or any concurrent offering.

f. The underwriting was a firm commitment underwriting.               X

g. The commission, spread, or profit was reasonable and fair          X
   in relation to that being received by others for underwriting similar securities during the same period.

h. The issuer of securities and any predecessor has been in           X
   continuous operation for not less than three years.

i. The amount of such securities purchased by the Fund and            X
   all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed
   25% of the principal amount of the offering.

j. No Affiliated Underwriter benefited directly or indirectly from    X
   the purchase.

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:  /s/Matthew A. Iannucci		Date:	1/11/2010
Name: Matthew A. Iannucci